[GRAPHIC OF WORD "SPECIMEN"]

                                            EQUITABLE ACCUMULATOR (ROLLOVER) IRA


                                      DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------



OWNER:     John Doe

ANNUITANT: John Doe                                   Age: 44          Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6727

CERTIFICATE NUMBER:                      00000

     ENDORSEMENTS ATTACHED:  Minimum Income Benefit Endorsement
                             Endorsement Applicable to IRA Certificates
                             Endorsement Applicable to Market Value Adjustment
                               Terms
                             Rider to Endorsement Applicable to Market Value
                               Adjustment Terms

     ISSUE DATE:              January 8, 2001

     CONTRACT DATE:           January 8, 2001

ANNUITY COMMENCEMENT DATE:    March 20, 2047

         THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
         The Annuity Commencement Date may not be later than the Processing Date which follows your 90th birthday.


         However, if you choose a date later than age 70 1/2, distribution of at least the minimum payments required must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 (see item 2 of the Endorsement Applicable to IRA Certificates).


GUARANTEED BENEFITS: Combined Guaranteed Minimum Income Benefit
                     and Guaranteed Minimum Death Benefit (5% Roll Up to Age 80)

BENEFICIARY:  Jane Doe




No. 94ICB                                             Data page 1         (2/00)

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DATA PAGES (CONT'D)


PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
------

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):  $25,000.00


INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                 ALLOCATION (SEE SECTION 3.01)
------------------                                 -----------------------------
o  Alliance Common Stock Fund                              $25,000.00
o  Alliance High Yield Fund
o  Alliance Money Market Fund
o  Alliance Small Cap Growth Fund
o  Capital Guardian International Fund
o  Capital Guardian Research Fund
o  Capital Guardian U.S. Equity Fund
o  EQ Equity 500 Index Fund
o  EQ International Equity Index Fund
o  EQ Small Company Index Fund
o  EQ/Aggressive Stock Fund
o  EQ/Alliance Premier Growth Fund
o  EQ/Alliance Technology Fund
o  EQ/Evergreen Foundation Fund
o  EQ/Evergreen Fund
o  EQ/Janus Large Cap Growth Fund
o  EQ/Putnam Growth & Income Value Fund
o  EQ/Putnam International Equity Fund
o  EQ/Putnam Investors Growth Fund
o  FI Mid Cap Fund
o  FI Small/Mid Cap Value Fund
o  JP Morgan Core Bond Fund
o  Lazard Large Cap Value Fund
o  Lazard Small Cap Value Fund
o  Mercury Basic Value Equity Fund
o  Mercury World Strategy Fund
o  MFS Emerging Growth Companies Fund
o  MFS Growth with Income Fund
o  MFS Research Fund
o  Morgan Stanley Emerging Markets Equity Fund














No. 94ICB                                             Data page 2         (2/00)
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DATA PAGES (CONT'D)


                                                   ALLOCATION (SEE SECTION 3.01)
                                                   -----------------------------

o   GUARANTEE PERIODS (CLASS II)
       EXPIRATION DATE AND GUARANTEED RATE

       February 15, 2002
       February 15, 2003
       February 15, 2004
       February 15, 2005
       February 15, 2006
       February 15, 2007
       February 15, 2008
       February 15, 2009
       February 15, 2010
       February 15, 2011
                                                   -----------------------------
                                                   TOTAL:             $25,000.00



Investment Options shown are Investment Funds of our Separate Account No. 49 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Any amount held in an account for Special Dollar Cost Averaging becomes part of our general assets, which support the guarantees of this Certificate and other Certificates. We will credit the amount of each Contribution allocated to and remaining in an account for Special Dollar Cost Averaging with interest at the effective annual rate that was applicable to your program on the Transaction Date of the Contribution. We may set different rates for programs of different duration.

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)













No. 94ICB (Rev 9/00)-SSDCA                            Data page 2a
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DATA PAGES (CONT'D)


ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Your initial and any subsequent Contributions are allocated according to your instructions.

Special Dollar Cost Averaging - Under a Special Dollar Cost Averaging program, you allocate all or any portion of your Contribution to an interest bearing account for the program. We transfer a portion of each amount allocated to the account (including accrued interest) to the Investment Options according to your allocation instructions on a systematic monthly basis, such that all amounts are transferred out of the account by the end of the program. Transfers will be made on a first-in first-out (fifo) basis. Each program is for a six, twelve, or eighteen month period or such other period we may make available to you in the future. The minimum initial amount that you may allocate to the account for a Special Dollar Cost Averaging program is $2,000. The minimum subsequent contribution to an existing program is $250.00. Subsequent Contributions to an existing Special Dollar Cost Averaging program will not extend the expiration date of that program.

You may elect to participate in a Special Dollar Cost Averaging program at any time, but you may have only one program in effect at a time. At the expiration of a Special Dollar Cost Averaging program, you may start a new program.

CONTRIBUTION LIMITS: We will only accept an initial Contribution of at least $5,000 in the form of a rollover Contribution or a direct custodian-to-custodian transfer from other traditional individual retirement arrangements. Subsequent Contributions may be made in an amount of at least $1,000. Subsequent Contributions may be rollover Contributions or direct transfers. Rollover and direct transfer Contributions may be made at any time until you attain age 84. However, any amount contributed after you attain age 70 1/2 must be net of your minimum distribution for the year in which the rollover or direct transfer Contribution is made (see item 2 Annuity Commencement Date in Endorsement Applicable to IRA Certificates). We may refuse to accept any Contribution if the sum of all Contributions under all accumulation Certificates with the same Annuitant would then total more than $1,500,000. We reserve the right to limit aggregate Contributions made after the first Contract Year to 150% of first year Contributions. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): You may not transfer Annuity Account Value into an account for Special Dollar Cost Averaging. Any request by you to transfer amounts out of an account for Special Dollar Cost Averaging, other than your regularly scheduled transfers to the Investment Options as part of a Special Dollar Cost Averaging program, will terminate that Special Dollar Cost Averaging program. Any amount remaining in the account for Special Dollar Cost Averaging after such a transfer will be transferred to your other Investment Options according to your then current allocation instructions.





No. 94ICB (Rev 9/00)-SSDCA                            Data page 3
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ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal and any withdrawal charge will be taken; Minimum Distribution Withdrawals - Unless you specify otherwise, Minimum Distribution Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

Any withdrawal from an account for Special Dollar Cost Averaging will terminate that Special Dollar Cost Averaging program. Any amounts remaining in the account for Special Dollar Cost Averaging after such a withdrawal will be transferred to your other Investment Options according to your then current allocation instructions.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Minimum Distribution Withdrawals - May be elected in the year in which you attain age 70 1/2 or at a later date. Minimum Distribution Withdrawals will be made annually.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Minimum Distribution Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

5% Roll Up to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited each day with interest at an annual effective rate of 5% (3% for amounts in the Alliance Money Market Fund and the Guarantee Periods) through your age 80 (or at your death, if earlier), and 0% thereafter. The Guaranteed Minimum Death Benefit interest applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be 5%. The Guaranteed Minimum Death Benefit is also adjusted for any subsequent Contributions and withdrawals.





No. 94ICB (Rev 9/00)-SSDCA                            Data page 4
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Effect of Withdrawals under Roll Up Option - The current Guaranteed Minimum
Death Benefit will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 5% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 5% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.

If the Successor Owner/Annuitant election is made upon the Annuitant's death, the Annuity Account Value will be increased to the then current Guaranteed Minimum Death Benefit if such amount is greater (including any optional Death Benefit Rider amounts, if applicable). The increase, if any, will be allocated in accordance with the current instructions on file. In determining whether the Guaranteed Minimum Death Benefit is still in effect, we will use the age of the Successor Owner/Annuitant as of the date we receive due proof of death of the original Annuitant.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): The Normal Form of Annuity is Life Annuity 10 Year Period Certain for annuitization ages up to age 79. For annuitization ages 80 and older, the following applies:

                  Annuitization Age          Length of Period Certain
                  -----------------          ------------------------
                    80 through 81                         9
                    82 through 83                         8
                    84 through 86                         7
                    87 through 89                         6
                    90 through 92                         5
                    93 through 95                         4

The maximum annuitization age varies by issue age and is shown on Data page 1.

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06):  6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.







No. 94ICB                                           Data page 5           (2/00)
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GUARANTEED MINIMUM INCOME BENEFIT (SEE SECTION 7.08): You may apply the Annuity
Account Value during the period of time indicated below to purchase a minimum amount of guaranteed lifetime income under either (i) our fixed Life Annuity payout option or (ii) our Income Manager (Life Annuity with a Period Certain) level payment payout annuity Certificate. Other options may be available at the time of exercise. The Life Annuity payout option provides annuity payments while you are living. Payments end with the last payment made before your death. Our fixed Joint and Survivor Life Annuity payout option is also available. Payments under the Joint and Survivor Life Annuity payout option end with the last payment made before the surviving Annuitant's death.

The Income Manager (Life Annuity with a Period Certain) level payment payout annuity Certificate provides payments during a period certain with payments continuing for life thereafter. The period certain is based on your age at the time the Income Manager (Life Annuity with a Period Certain) payout annuity is elected. The period certain is 10 years for ages 60 through 75; 9 years for age 76; 8 years for age 77; 7 years for ages 78 through 83; 6 years for age 84; and 5 years for age 85. The Income Manager (Life Annuity with a Period Certain) level payment payout annuity is also available on a joint and survivor basis. The following paragraphs describe the conditions for exercise of the Guaranteed Minimum Income Benefit.

The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the 10th or later Contract Date anniversary under this Certificate. However, it may not be exercised later than your age 85.

On the Transaction Date that you exercise the Guaranteed Minimum Income Benefit, the lifetime income that will be provided under the payout option selected will be the greater of (i) your Guaranteed Minimum Income Benefit, and (ii) the amount of income that would be provided by application of the Annuity Account Value as of the Transaction Date at our then current annuity purchase factors.

Guaranteed Minimum Income Benefit Benefit Base - The Guaranteed Minimum Income Benefit benefit base is equal to the initial Contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited each day with interest at an annual effective rate of 5% (3% for amounts in the Alliance Money Market Fund and the Guarantee Periods) through your age 80, and 0% thereafter. The Guaranteed Minimum Income Benefit benefit base interest applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be 5%. The Guaranteed Minimum Income Benefit benefit base is also adjusted for any subsequent Contributions and withdrawals. The Guaranteed Minimum Income Benefit benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that you exercise your Guaranteed Minimum Income Benefit.

The Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are shown in the attached table.


No. 94ICB                                       Data page 6        (rev 3/00 bB)
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The Guaranteed Minimum Income Benefit benefit base does not create an Annuity
Account Value or a Cash Value and is used solely for purposes of calculating the Guaranteed Minimum Income Benefit.

Each withdrawal will cause a reduction in the current Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit benefit base on a pro rata basis.

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of each Contribution made to the extent that (i) any withdrawals during a Contract Year exceed the Free Corridor Amount as discussed in Section
8.01 or, (ii) the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

                                            Current and Maximum
                                                Percentage of
               Contract Year                    Contributions
               -------------                -------------------
                     1                            7.00%
                     2                            6.00%
                     3                            5.00%
                     4                            4.00%
                     5                            3.00%
                     6                            2.00%
                     7                            1.00%
                8 and later                       0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will be deducted from the Investment Options from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions. In any Contract Year when a Minimum Distribution Withdrawal is the only withdrawal taken, no withdrawal charge will apply.

Withdrawals in excess of the Free Corridor Amount or a Minimum Distribution Withdrawal when added to a Lump Sum Withdrawal previously taken in the same Contract Year, which exceeds the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.


No. 94ICB                                       Data page 7        (rev 3/00 bB)
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NO WITHDRAWAL CHARGES WILL APPLY IN THESE EVENTS:

1. the Annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration;

2. you give us proof that the Annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician);

3. the Annuitant has been confined to a nursing home for more than 90 days as verified by a licensed physician. A nursing home for this purpose means one which is (i) approved by Medicare as a provider of skilled nursing care service, or (ii) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U. S. Virgin Islands, or Guam) and meets all the following:

    o its main function is to provide skilled, intermediate or custodial nursing care;
    o it provides continuous room and board to three or more persons;
    o it is supervised by a registered nurse or practical nurse;
    o it keeps daily medical records of each patient;
    o it controls and records all medications dispensed; and
    o its primary service is other than to provide housing for residents.

4. the Successor Owner/Annuitant option is elected and exercised, and the Successor Owner/Annuitant withdraws Contributions made by the Annuitant prior to the Annuitant's death.

The withdrawal charge will apply with respect to a Contribution if the condition as described above (excluding the 4th listed item) existed at the time the Contribution was remitted or if the condition began within the 12 month period following remittance.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

(a) Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Charge: For providing the Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit we will deduct annually on each Processing Date an amount equal to 0.30% of the Guaranteed Minimum Income Benefit benefit base (described above) in effect on such Processing Date. 0.30% is the maximum we will charge.

(b) Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under
    Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charges will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charges will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.


No. 94ICB                                       Data page 8               (2/00)
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NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
                Current and Maximum     Annual rate of 1.10% (equivalent to a
                                        daily rate of 0.003032%).

Administration Charge:
               Current and Maximum      Annual rate of 0.25% (equivalent
                                        to a daily rate of 0.000692%). We
                                        reserve the right to increase this
                                        charge to an annual rate of 0.35%.

Distribution Charge:
              Current and Maximum       Annual rate of 0.20% (equivalent to a
                                        daily rate of 0.000556%).


No. 94ICB                                      Data page 9               (2/00)

PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO
------    MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).



ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If you are age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on your attained age (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.





No. 94ICB                                       Data page 10              (2/00)
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DATA PAGES (CONT'D)


                                          GUARANTEED MINIMUM INCOME BENEFIT
                                         TABLE OF GUARANTEED MINIMUM ANNUITY
                                                  PURCHASE FACTORS
                                           FOR INITIAL LEVEL ANNUAL INCOME
                                                 SINGLE LIFE - MALE

                             PURCHASE FACTORS                                             PURCHASE FACTORS
                   ----------------------------------                           ----------------------------------
                   LIFE ANNUITY WITH                                            LIFE ANNUITY WITH
ELECTION AGE       A PERIOD CERTAIN      LIFE ANNUITY        ELECTION AGE       A PERIOD CERTAIN      LIFE ANNUITY
------------       ----------------      ------------        ------------       ----------------      ------------
    35                  3.55%               3.56%                60                     4.94%             5.15%
    36                  3.58                3.59                 61                     5.02              5.26
    37                  3.62                3.63                 62                     5.11              5.38
    38                  3.65                3.67                 63                     5.20              5.51
    39                  3.69                3.71                 64                     5.30              5.64
    40                  3.74                3.76                 65                     5.40              5.79
    41                  3.77                3.80                 66                     5.50              5.94
    42                  3.82                3.85                 67                     5.60              6.10
    43                  3.87                3.90                 68                     5.70              6.27
    44                  3.91                3.95                 69                     5.81              6.45
    45                  3.96                4.00                 70                     5.91              6.64
    46                  4.02                4.06                 71                     6.02              6.84
    47                  4.06                4.11                 72                     6.12              7.06
    48                  4.11                4.17                 73                     6.21              7.28
    49                  4.17                4.23                 74                     6.31              7.51
    50                  4.23                4.30                 75                     6.40              7.76
    51                  4.29                4.37                 76                     6.69              8.03
    52                  4.35                4.44                 77                     7.01              8.31
    53                  4.41                4.51                 78                     7.38              8.61
    54                  4.48                4.59                 79                     7.53              8.93
    55                  4.55                4.67                 80                     7.67              9.27
    56                  4.62                4.76                 81                     7.81              9.64
    57                  4.69                4.85                 82                     7.93             10.02
    58                  4.77                4.94                 83                     8.05             10.43
    59                  4.84                5.04                 84                     8.60             10.87
                                                                 85                     9.25             11.34



Other forms of annuities may be available.

No. 94ICB                                       Data page 11       (rev 3/00 bB)

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                                    EQUITABLE ACCUMULATOR (ROTH CONVERSION) IRA


                                      DATA

PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------

OWNER:      John Doe

ANNUITANT:  John Doe                                  Age: 44          Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6727

CERTIFICATE NUMBER:                  00000

       ENDORSEMENTS ATTACHED: Minimum Income Benefit Endorsement
                              Endorsement Applicable to Roth IRA Certificates Endorsement Applicable to Market Value Adjustment
                                Terms
                              Rider to Endorsement Applicable to Market Value
                                Adjustment Terms

       ISSUE DATE:            January 8, 2001

       CONTRACT DATE:         January 8, 2001

ANNUITY COMMENCEMENT DATE:    March 20, 2047


         THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
         The Annuity Commencement Date may not be later than the Processing Date which follows your 90th birthday.


GUARANTEED BENEFITS:          Combined Guaranteed Minimum Income Benefit and
                              Guaranteed Minimum Death Benefit (Annual Ratchet to Age 80)

BENEFICIARY:  Jane Doe















No. 94ICB                                             Data page 1         (2/00)
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DATA PAGES (CONT'D)


PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
------

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02): $5,000.00

     GUARANTEED INTEREST RATE (SEE SECTION 2.01):  8.00% through January 8, 2002

     MINIMUM GUARANTEED INTEREST RATE (SEE SECTION 2.01):  None



INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.


INVESTMENT OPTIONS                                 ALLOCATION (SEE SECTION 3.01)
------------------                                 -----------------------------
GUARANTEED INTEREST ACCOUNT
      GUARANTEED INTEREST RATE - 8.00%                      $5,000.00

o  Alliance Common Stock Fund
o  Alliance High Yield Fund
o  Alliance Money Market Fund
o  Alliance Small Cap Growth Fund
o  Capital Guardian International Fund
o  Capital Guardian Research Fund
o  Capital Guardian U.S. Equity Fund
o  EQ Equity 500 Index Fund
o  EQ International Equity Index Fund
o  EQ Small Company Index Fund
o  EQ/Aggressive Stock Fund
o  EQ/Alliance Premier Growth Fund
o  EQ/Alliance Technology Fund
o  EQ/Evergreen Foundation Fund
o  EQ/Evergreen Fund
o  EQ/Janus Large Cap Growth Fund
o  EQ/Putnam Growth & Income Value Fund
o  EQ/Putnam International Equity Fund
o  EQ/Putnam Investors Growth Fund
o  FI Mid Cap Fund
o  FI Small/Mid Cap Value Fund
o  JP Morgan Core Bond Fund
o  Lazard Large Cap Value Fund
o  Lazard Small Cap Value Fund
o  Mercury Basic Value Equity Fund
o  Mercury World Strategy Fund
o  MFS Emerging Growth Companies Fund
o  MFS Growth with Income Fund
o  MFS Research Fund
o  Morgan Stanley Emerging Markets Equity Fund





No. 94ICB                                             Data page 2         (2/00)

[GRAPHIC OF WORD "SPECIMEN"]

                                                   ALLOCATION (SEE SECTION 3.01)
                                                   -----------------------------

o  GUARANTEE PERIODS (CLASS II)
      EXPIRATION DATE AND GUARANTEED RATE
      February 15, 2002
      February 15, 2003
      February 15, 2004
      February 15, 2005
      February 15, 2006
      February 15, 2007
      February 15, 2008
      February 15, 2009
      February 15, 2010
      February 15, 2011


                                                   -----------------------------
                                                   TOTAL:              $5,000.00


Investment Options shown (other than the Guaranteed Interest Account) are Investment Funds of our Separate Account No. 49 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Any amount held in an account for Special Dollar Cost Averaging becomes part of our general assets, which support the guarantees of this Certificate and other Certificates. We will credit the amount of each Contribution allocated to and remaining in an account for Special Dollar Cost Averaging with interest at the effective annual rate that was applicable to your program on the Transaction Date of the Contribution. We may set different rates for programs of different duration. Any Contributions allocated to an account for Special Dollar Cost Averaging during the 90 days following the date of your application for the Certificate will earn the interest rate that was in effect on the application date.

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)





No. 94ICB (Rev 9/00)-SSDCA                            Data page 2a

[GRAPHIC OF WORD "SPECIMEN"]



DATA PAGES (CONT'D)


ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Except as indicated below, your initial and any subsequent Contributions are allocated according to your instructions.

Special Dollar Cost Averaging - Under a Special Dollar Cost Averaging program, you allocate all or any portion of your Contribution to an interest bearing account for the program. We transfer a portion of each amount allocated to the account (including accrued interest) to the Investment Options according to your allocation instructions on a systematic monthly basis, such that all amounts are transferred out of the account by the end of the program. Transfers will be made on a first-in first-out (fifo) basis. Each program is for a six, twelve, or eighteen month period or such other period we may make available to you in the future. The minimum initial amount that you may allocate to the account for a Special Dollar Cost Averaging program is $2,000. The minimum subsequent contribution to an existing program is $250.00. Subsequent Contributions to an existing Special Dollar Cost Averaging program will not extend the expiration date of that program.

You may elect to participate in a Special Dollar Cost Averaging program at any time, but you may have only one program in effect at a time. At the expiration of a Special Dollar Cost Averaging program, you may start a new program.

CONTRIBUTION LIMITS: We will only accept an initial Contribution of at least $5,000 in the form of a rollover Contribution from traditional IRAs, or Roth IRAs, or direct custodian-to-custodian transfers from other Roth IRAs. Subsequent Contributions may be made in an amount of at least $1,000. We will not accept "regular" IRA Contributions to Roth IRAs. Rollover Contributions and direct custodian-to-custodian transfers can be made any time during your lifetime provided you meet certain requirements (see item II. Limits on Contributions in Endorsement Applicable to Roth IRA Certificates). We may refuse to accept any Contribution if the sum of all Contributions under all accumulation Certificates with the same Annuitant would then total more than $1,500,000. We reserve the right to limit aggregate Contributions made after the first Contract Year to 150% of first year Contributions. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): You may not transfer Annuity Account Value into an account for Special Dollar Cost Averaging. Any request by you to transfer amounts out of an account for Special Dollar Cost Averaging, other than your regularly scheduled transfers to the Investment Options as part of a Special Dollar Cost Averaging program, will terminate that Special Dollar Cost Averaging program. Any amount remaining in the account for Special Dollar Cost Averaging after such a transfer will be transferred to your other Investment Options according to your then current allocation instructions.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal and any withdrawal charge will be taken.





No. 94ICB (Rev 9/00)-SSDCA                            Data page 3

[GRAPHIC OF WORD "SPECIMEN"]

Any withdrawal from an account for Special Dollar Cost Averaging will terminate that Special Dollar Cost Averaging program. Any amounts remaining in the account for Special Dollar Cost Averaging after such a withdrawal will be transferred to your other Investment Options according to your then current allocation instructions.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): None.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, on each Contract Date anniversary through your age 80, if the Annuity Account Value is greater than the current Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit is reset to equal the Annuity Account Value. The Guaranteed Minimum Death Benefit is also adjusted for any subsequent Contributions and withdrawals.

Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.

If the Successor Owner/Annuitant election is made upon the Annuitant's death, the Annuity Account Value will be increased to the then current Guaranteed Minimum Death Benefit if such amount is greater (including any optional Death Benefit Rider amounts, if applicable). The increase, if any, will be allocated in accordance with the current instructions on file. In determining whether the Guaranteed Minimum Death Benefit is still in effect, we will use the age of the Successor Owner/Annuitant as of the date we receive due proof of death of the original Annuitant.


No. 94ICB (Rev 9/00)-SSDCA                            Data page 4

[GRAPHIC OF WORD "SPECIMEN"]

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): The Normal Form of Annuity is Life Annuity 10 Year Period Certain for annuitization ages up to age 79. For annuitization ages 80 and older, the following applies:

           Annuitization Age              Length of Period Certain
           -----------------              ------------------------
             80 through 81                             9
             82 through 83                             8
             84 through 86                             7
             87 through 89                             6
             90 through 92                             5
             93 through 95                             4

The maximum annuitization age varies by issue age and is shown on Data page 1.

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06):  6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

GUARANTEED MINIMUM INCOME BENEFIT (SEE SECTION 7.08): You may apply the Annuity Account Value during the period of time indicated below to purchase a minimum amount of guaranteed lifetime income under either (i) our fixed Life Annuity payout option or (ii) our Income Manager (Life Annuity with a Period Certain) level payment payout annuity Certificate. Other options may be available at the time of exercise. The Life Annuity payout option provides annuity payments while you are living. Payments end with the last payment made before your death. Our fixed Joint and Survivor Life Annuity payout option is also available. Payments under the Joint and Survivor Life Annuity payout option end with the last payment made before the surviving Annuitant's death.

The Income Manager (Life Annuity with a Period Certain) level payment payout annuity Certificate provides payments during a period certain with payments continuing for life thereafter. The period certain is based on your age at the time the Income Manager (Life Annuity with a Period Certain) payout annuity is elected. The period certain is 10 years for ages 60 through 75; 9 years for age 76; 8 years for age 77; 7 years for ages 78 through 83; 6 years for age 84; and 5 years for age 85. The Income Manager (Life Annuity with a Period Certain) level payment payout annuity is also available on a joint and survivor basis. The following paragraphs describe the conditions for exercise of the Guaranteed Minimum Income Benefit.


No. 94ICB                                           Data page 5    (rev 3/00 bB)

[GRAPHIC OF WORD "SPECIMEN"]

The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the 15th or later Contract Date anniversary under this Certificate. However, it may not be exercised later than your age 85.

On the Transaction Date that you exercise the Guaranteed Minimum Income Benefit, the lifetime income that will be provided under the payout option selected will be the greater of (i) your Guaranteed Minimum Income Benefit, and (ii) the amount of income that would be provided by application of the Annuity Account Value as of the Transaction Date at our then current annuity purchase factors.

Guaranteed Minimum Income Benefit Benefit Base - The Guaranteed Minimum Income Benefit benefit base is equal to the initial Contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited each day with interest at an annual effective rate of 5% (3% for amounts in the Alliance Money Market Fund and the Guarantee Periods) through your age 80, and 0% thereafter. The Guaranteed Minimum Income Benefit benefit base interest applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be 5%. The Guaranteed Minimum Income Benefit benefit base is also adjusted for any subsequent Contributions and withdrawals. The Guaranteed Minimum Income Benefit benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that you exercise your Guaranteed Minimum Income Benefit.

The Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are shown in the attached table.

The Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating the Guaranteed Minimum Income Benefit.

The current Guaranteed Minimum Income Benefit benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 5% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit (described above). Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 5% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.


No. 94ICB                                           Data page 6    (rev 3/00 bB)

[GRAPHIC OF WORD "SPECIMEN"]

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of each Contribution made to the extent that (i) any withdrawals during a Contract Year exceed the Free Corridor Amount as discussed in Section
8.01 or, (ii) the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

                                      Current and Maximum
                                         Percentage of
            Contract Year                Contributions
            -------------             -------------------
                  1                         7.00%
                  2                         6.00%
                  3                         5.00%
                  4                         4.00%
                  5                         3.00%
                  6                         2.00%
                  7                         1.00%
             8 and later                    0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will be deducted from the Investment Options from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions.

Withdrawals in excess of the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.





No. 94ICB                                           Data page 7           (2/00)

[GRAPHIC OF WORD "SPECIMEN"]

NO WITHDRAWAL CHARGES WILL APPLY IN THESE EVENTS:

1. the Annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration;

2. you give us proof that the Annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician);

3. the Annuitant has been confined to a nursing home for more than 90 days as verified by a licensed physician. A nursing home for this purpose means one which is (i) approved by Medicare as a provider of skilled nursing care service, or (ii) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U. S. Virgin Islands, or Guam) and meets all the following:

   o its main function is to provide skilled, intermediate or custodial nursing care;
   o it provides continuous room and board to three or more persons;
   o it is supervised by a registered nurse or practical nurse;
   o it keeps daily medical records of each patient; o it controls and records all medications dispensed; and
   o its primary service is other than to provide housing for residents.

4. the Successor Owner/Annuitant option is elected and exercised, and the Successor Owner/Annuitant withdraws Contributions made by the Annuitant prior to the Annuitant's death.

The withdrawal charge will apply with respect to a Contribution if the condition as described above (excluding the 4th listed item) existed at the time the Contribution was remitted or if the condition began within the 12 month period following remittance.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

(a) Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Charge: For providing the Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit we will deduct annually on each Processing Date an amount equal to 0.30% of the Guaranteed Minimum Income Benefit benefit base (described above) in effect on such Processing Date. 0.30% is the maximum we will charge.

(b) Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under
         Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.


No. 94ICB                                           Data page 8           (2/00)

[GRAPHIC OF WORD "SPECIMEN"]

The above charges will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charges will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03): Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
               Current and Maximum              Annual rate of 1.10% (equivalent
                                                to a daily rate of 0.003032%).

Administration Charge:
               Current and Maximum              Annual rate of 0.25% (equivalent
                                                to a daily rate of 0.000692%).
                                                We reserve the right to increase
                                                this charge to an annual rate of
                                                0.35%.


Distribution Charge:
              Current and Maximum               Annual rate of 0.20% (equivalent
                                                to a daily rate of 0.000556%).

















No. 94ICB                                           Data page 9           (2/00)

[GRAPHIC OF WORD "SPECIMEN"]

PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO
------    MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).


ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If you are age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on your attained age (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.









No. 94ICBMVA                                        Data page 10          (2/00)

[GRAPHIC OF WORD "SPECIMEN"]



                                            GUARANTEED MINIMUM INCOME BENEFIT
                                           TABLE OF GUARANTEED MINIMUM ANNUITY
                                                     PURCHASE FACTORS
                                             FOR INITIAL LEVEL ANNUAL INCOME
                                                    SINGLE LIFE - MALE


                             PURCHASE FACTORS                                           PURCHASE FACTORS
                   --------------------------------                           --------------------------------
                   LIFE ANNUITY WITH                                          LIFE ANNUITY WITH
ELECTION AGE       A PERIOD CERTAIN    LIFE ANNUITY        ELECTION AGE       A PERIOD CERTAIN    LIFE ANNUITY
------------       ----------------    ------------        ------------       ----------------    ------------
    35                  3.55%             3.56%                60                     4.94%           5.15%
    36                  3.58              3.59                 61                     5.02            5.26
    37                  3.62              3.63                 62                     5.11            5.38
    38                  3.65              3.67                 63                     5.20            5.51
    39                  3.69              3.71                 64                     5.30            5.64
    40                  3.74              3.76                 65                     5.40            5.79
    41                  3.77              3.80                 66                     5.50            5.94
    42                  3.82              3.85                 67                     5.60            6.10
    43                  3.87              3.90                 68                     5.70            6.27
    44                  3.91              3.95                 69                     5.81            6.45
    45                  3.96              4.00                 70                     5.91            6.64
    46                  4.02              4.06                 71                     6.02            6.84
    47                  4.06              4.11                 72                     6.12            7.06
    48                  4.11              4.17                 73                     6.21            7.28
    49                  4.17              4.23                 74                     6.31            7.51
    50                  4.23              4.30                 75                     6.40            7.76
    51                  4.29              4.37                 76                     6.69            8.03
    52                  4.35              4.44                 77                     7.01            8.31
    53                  4.41              4.51                 78                     7.38            8.61
    54                  4.48              4.59                 79                     7.53            8.93
    55                  4.55              4.67                 80                     7.67            9.27
    56                  4.62              4.76                 81                     7.81            9.64
    57                  4.69              4.85                 82                     7.93           10.02
    58                  4.77              4.94                 83                     8.05           10.43
    59                  4.84              5.04                 84                     8.60           10.87
                                                               85                     9.25           11.34

Other forms of annuities may be available.












No. 94ICB                                           Data page 11          (2/00)

[GRAPHIC OF WORD "SPECIMEN"]

                                                      EQUITABLE ACCUMULATOR (NQ)

                                      DATA

PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------


OWNER:      John Doe

ANNUITANT:  John Doe                                  Age: 61          Sex: Male

CONTRACT:   GROUP ANNUITY CONTRACT NO. AC 6725

CERTIFICATE NUMBER:     00000

       ENDORSEMENTS ATTACHED: Minimum Income Benefit Endorsement
                              Endorsement Applicable to Non-Qualified
                                Certificates
                              Endorsement Applicable to Market Value Adjustment
                                Terms
                              Rider to Endorsement Applicable to Market Value
                                Adjustment Terms
                              Protection Plus Optional Death Benefit Rider

       ISSUE DATE:            January 8, 2001

       CONTRACT DATE:         January 8, 2001

ANNUITY COMMENCEMENT DATE:    March 20, 2025

       THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
       The Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday.

GUARANTEED BENEFITS:   Combined Guaranteed Minimum Income Benefit
                       and Guaranteed Minimum Death Benefit (5% Roll Up to
                       Age 80)

BENEFICIARY:   Jane Doe






No. 94ICB                                       Data page 1               (2/00)

[GRAPHIC OF WORD "SPECIMEN"]

PART B - -THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
------

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):       $25,000.00

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                 ALLOCATION (SEE SECTION 3.01)
------------------                                 -----------------------------
o   Alliance Common Stock Fund                              $25,000.00
o   Alliance High Yield Fund
o   Alliance Money Market Fund
o   Alliance Small Cap Growth Fund
o   Capital Guardian International Fund
o   Capital Guardian Research Fund
o   Capital Guardian U.S. Equity Fund
o   EQ Equity 500 Index Fund
o   EQ International Equity Index Fund
o   EQ Small Company Index Fund
o   EQ/Aggressive Stock Fund
o   EQ/Alliance Premier Growth Fund
o   EQ/Alliance Technology Fund
o   EQ/Evergreen Foundation Fund
o   EQ/Evergreen Fund
o   EQ/Janus Large Cap Growth Fund
o   EQ/Putnam Growth & Income Value Fund
o   EQ/Putnam International Equity Fund
o   EQ/Putnam Investors Growth Fund
o   FI Mid Cap Fund
o   FI Small/Mid Cap Value Fund
o   JP Morgan Core Bond Fund
o   Lazard Large Cap Value Fund
o   Lazard Small Cap Value Fund
o   Mercury Basic Value Equity Fund
o   Mercury World Strategy Fund
o   MFS Emerging Growth Companies Fund
o   MFS Growth with Income Fund
o   MFS Research Fund
o   Morgan Stanley Emerging Markets Equity Fund


No. 94ICB                                       Data page 2               (2/00)

[GRAPHIC OF WORD "SPECIMEN"]

                                             ALLOCATION (SEE SECTION 3.01)
                                             -----------------------------

o   GUARANTEE PERIODS (CLASS II)
    EXPIRATION DATE AND GUARANTEED RATE

    February 15, 2002
    February 15, 2003
    February 15, 2004
    February 15, 2005
    February 15, 2006
    February 15, 2007
    February 15, 2008
    February 15, 2009
    February 15, 2010
    February 15, 2011

                                                 --------------------------
                                                 TOTAL:          $25,000.00


Investment Options shown are Investment Funds of our Separate Account No. 49 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Any amount held in an account for Special Dollar Cost Averaging becomes part of our general assets, which support the guarantees of this Certificate and other Certificates. We will credit the amount of each Contribution allocated to and remaining in an account for Special Dollar Cost Averaging with interest at the effective annual rate that was applicable to your program on the Transaction Date of the Contribution. We may set different rates for programs of different duration.

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.






No. 94ICB (Rev 9/00)-SSDCA                      Data page 2a

[GRAPHIC OF WORD "SPECIMEN"]

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Except as indicated below, your initial and any subsequent Contributions are allocated according to your instructions.

Special Dollar Cost Averaging - Under a Special Dollar Cost Averaging program, you allocate all or any portion of your Contribution to an interest bearing account for the program. We transfer a portion of each amount allocated to the account (including accrued interest) to the Investment Options according to your allocation instructions on a systematic monthly basis, such that all amounts are transferred out of the account by the end of the program. Transfers will be made on a first-in first-out (fifo) basis. Each program is for a six, twelve, or eighteen month period or such other period we may make available to you in the future. The minimum initial amount that you may allocate to the account for a Special Dollar Cost Averaging program is $2,000. The minimum subsequent contribution to an existing program is $250.00. Subsequent Contributions to an existing Special Dollar Cost Averaging program will not extend the expiration date of that program.

You may elect to participate in a Special Dollar Cost Averaging program at any time, but you may have only one program in effect at a time. At the expiration of a Special Dollar Cost Averaging program, you may start a new program.

CONTRIBUTION LIMITS (SEE SECTION 3.02): Initial Contribution minimum: $25,000. Subsequent Contribution minimum: $1,000. Subsequent Contributions can be made at any time up until the Annuitant attains age 84. We may refuse to accept any Contribution if the sum of all Contributions under all accumulation
Certificates with the same Annuitant would then total more than $1,500,000. We reserve the right to limit aggregate Contributions made after the first Contract Year to 150% of first year Contributions. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): You may not transfer Annuity Account Value into an account for Special Dollar Cost Averaging. Any request by you to transfer amounts out of an account for Special Dollar Cost Averaging, other than your regularly scheduled transfers to the Investment Options as part of a Special Dollar Cost Averaging program, will terminate that Special Dollar Cost Averaging program. Any amount remaining in the account for Special Dollar Cost Averaging after such a transfer will be transferred to your other Investment Options according to your then current allocation instructions..


No. 94ICB (Rev 9/00)-SSDCA                      Data page 3

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ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal and any withdrawal charge will be taken.

Any withdrawal from an account for Special Dollar Cost Averaging will terminate that Special Dollar Cost Averaging program. Any amounts remaining in the account for Special Dollar Cost Averaging after such a withdrawal will be transferred to your other Investment Options according to your then current allocation instructions.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Systematic Withdrawals - May not start sooner than 28 days after issue of this Certificate. You may elect to receive Systematic Withdrawals on a monthly, quarterly or annual basis subject to a maximum of 1.2% monthly, 3.6% quarterly and 15.0% annually of the Annuity Account Value as of the Transaction Date.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Systematic Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

5% Roll Up to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited each day with interest at an annual effective rate of 5% (3% for amounts in the Alliance Money Market Fund and the Guarantee Periods) through the Annuitant's age 80 (or at the Annuitant's death, if earlier), and 0% thereafter. The Guaranteed Minimum Death Benefit interest applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be 5%. The Guaranteed Minimum Death Benefit is also adjusted for any subsequent Contributions and withdrawals.

Effect of Withdrawals under Roll Up Option - The current Guaranteed Minimum Death Benefit will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 5% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 5% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.


No. 94ICB (Rev 9/00)-SSDCA                      Data page 4

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Upon the death of the Owner who is also the Annuitant, any death benefit applied as an annuity benefit will be paid out over the life of the Beneficiary or for a period not extending beyond the Beneficiary's life expectancy and payments must begin within one year after such Owner's death.

If the Successor Owner/Annuitant election is made upon the Annuitant's death, the Annuity Account Value will be increased to the then current Guaranteed Minimum Death Benefit if such amount is greater (including any optional Death Benefit Rider amounts, if applicable). The increase, if any, will be allocated in accordance with the current instructions on file. In determining whether the Guaranteed Minimum Death Benefit is still in effect, we will use the age of the Successor Owner/Annuitant as of the date we receive due proof of death of the original Annuitant.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): The Normal Form of Annuity is Life Annuity 10 Year Period Certain for annuitization ages up to age 79. For annuitization ages 80 and older, the following applies:

          Annuitization Age            Length of Period Certain
          -----------------            ------------------------
            80 through 81                           9
            82 through 83                           8
            84 through 86                           7
            87 through 89                           6
            90 through 92                           5
            93 through 95                           4

The maximum annuitization age varies by issue age and is shown on Data page 1.

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.



No. 94ICB                                       Data page 5               (2/00)

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GUARANTEED MINIMUM INCOME BENEFIT (SEE SECTION 7.08): You may apply the Annuity
Account Value during the period of time indicated below to purchase a minimum amount of guaranteed lifetime income under either (i) our fixed Life Annuity payout option or (ii) our Income Manager (Life Annuity with a Period Certain) level payment payout annuity Certificate. Other options may be available at the time of exercise. The Life Annuity payout option provides annuity payments while the Annuitant is living. Payments end with the last payment made before the Annuitant's death. Our fixed Joint and Survivor Life Annuity payout option is also available. Payments under the Joint and Survivor Life Annuity payout option end with the last payment made before the surviving Annuitant's death.

The Income Manager (Life Annuity with a Period Certain) level payment payout annuity Certificate provides payments during a period certain with payments continuing for life thereafter. The period certain is based on the Annuitant's age at the time the Income Manager (Life Annuity with a Period Certain) payout annuity is elected. The period certain is 10 years for ages 60 through 75; 9 years for age 76; 8 years for age 77; 7 years for ages 78 through 83; 6 years for age 84; and 5 years for age 85. The Income Manager (Life Annuity with a Period Certain) level payment payout annuity is also available on a joint and survivor basis. The following paragraphs describe the conditions for exercise of the Guaranteed Minimum Income Benefit.

The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the 10th or later Contract Date anniversary under this Certificate. However, it may not be exercised later than the Annuitant's age 85.

On the Transaction Date that you exercise the Guaranteed Minimum Income Benefit, the lifetime income that will be provided under the payout option selected will be the greater of (i) your Guaranteed Minimum Income Benefit, and (ii) the amount of income that would be provided by application of the Annuity Account Value as of the Transaction Date at our then current annuity purchase factors.

Guaranteed Minimum Income Benefit Benefit Base - The Guaranteed Minimum Income Benefit benefit base is equal to the initial Contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited each day with interest at an annual effective rate of 5% (3% for amounts in the Alliance Money Market Fund and the Guarantee Periods) through the Annuitant's age 80, and 0% thereafter. The Guaranteed Minimum Income Benefit benefit base interest applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be 5%. The Guaranteed Minimum Income Benefit benefit base is also adjusted for any subsequent Contributions and withdrawals. The Guaranteed Minimum Income Benefit benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that you exercise your Guaranteed Minimum Income Benefit.

The Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are shown in the attached table.


No. 94ICB                                       Data page 6        (rev 3/00 Bb)

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DATA PAGES (CONT'D)

The Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating the Guaranteed Minimum Income Benefit.

The current Guaranteed Minimum Income Benefit benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 5% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit (described above). Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 5% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of each Contribution made to the extent that a withdrawal exceeds the Free Corridor Amount as discussed in Section 8.01 or, if the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

                                         Current and Maximum
                                           Percentage of
              Contract Year                Contributions
              -------------                -------------
                     1                        7.00%
                     2                        6.00%
                     3                        5.00%
                     4                        4.00%
                     5                        3.00%
                     6                        2.00%
                     7                        1.00%
                8 and later                   0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will be deducted from the Investment Options from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions.

Withdrawals in excess of the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.



No. 94ICB                                       Data page 7        (rev 3/00 Bb)
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NO WITHDRAWAL CHARGES WILL APPLY IN THESE EVENTS:

1. the Annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration;

2. you give us proof that the Annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician);

3. the Annuitant has been confined to a nursing home for more than 90 days as verified by a licensed physician. A nursing home for this purpose means one which is (i) approved by Medicare as a provider of skilled nursing care service, or (ii) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U. S. Virgin Islands, or Guam) and meets all the following:

   o its main function is to provide skilled, intermediate or custodial nursing care;
   o  it provides continuous room and board to three or more persons;
   o  it is supervised by a registered nurse or practical nurse;
   o  it keeps daily medical records of each patient;
   o  it controls and records all medications dispensed; and
   o  its primary service is other than to provide housing for residents.

4. the Successor Owner/Annuitant option is elected and exercised, and the Successor Owner/Annuitant withdraws Contributions made by the Annuitant prior to the Annuitant's death.

The withdrawal charge will apply with respect to a Contribution if the condition as described above (excluding the 4th listed item) existed at the time the Contribution was remitted or if the condition began within the 12 month period following remittance.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

      (a) Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Charge: For providing the Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit we will deduct annually on each Processing Date an amount equal to 0.30% of the Guaranteed Minimum Income Benefit benefit base (described above) in effect on such Processing Date. 0.30% is the maximum we will charge.

      (b) or providing the Protection Plus Death Benefit, we will deduct annually on each Processing Date an amount equal to 0.20% of the Annuity Account Value in effect on such Processing Date.

No. 94ICB (Rev 9/00)                                      Data page 8

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      (c)   Charges for State Premium and Other Applicable Taxes:  A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charges will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charges will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
                Current and Maximum           Annual rate of 1.10% (equivalent
                                              to a daily rate of 0.003032%).
Administration Charge:
                Current and Maximum           Annual rate of 0.25% (equivalent
                                              to a daily rate of 0.000692%). We
                                              reserve the right to increase this
                                              charge to an annual rate of 0.35%.

Distribution Charge:
                Current and Maximum           Annual rate of 0.20% (equivalent
                                              to a daily rate of 0.000556%).




No. 94ICB                                       Data page 9               (2/00)
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DATA PAGES (CONT'D)



PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO
------    MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).

ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If the Annuitant is age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on the attained age of the Annuitant (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.


No. 94ICBMVS                                    Data page 10              (2/00)

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DATA PAGES (CONT'D)

                        GUARANTEED MINIMUM INCOME BENEFIT
                       TABLE OF GUARANTEED MINIMUM ANNUITY
                                PURCHASE FACTORS
                         FOR INITIAL LEVEL ANNUAL INCOME
                               SINGLE LIFE - MALE


                                                PURCHASE FACTORS
                                  ------------------------------------------
                                  LIFE ANNUITY WITH
      ELECTION AGE                A PERIOD CERTAIN              LIFE ANNUITY
      ------------                ----------------              ------------
          60                           4.93%                        5.15%
          61                           5.02                         5.26
          62                           5.11                         5.38
          63                           5.20                         5.51
          64                           5.30                         5.64
          65                           5.40                         5.79
          66                           5.50                         5.94
          67                           5.60                         6.10
          68                           5.71                         6.27
          69                           5.81                         6.45
          70                           5.91                         6.64
          71                           6.02                         6.84
          72                           6.12                         7.06
          73                           6.21                         7.28
          74                           6.31                         7.51
          75                           6.41                         7.76
          76                           6.50                         8.03
          77                           6.59                         8.31
          78                           6.67                         8.61
          79                           6.74                         8.93
          80                           6.81                         9.27
          81                           7.16                         9.64
          82                           7.57                        10.02
          83                           8.05                        10.43
          84                           8.60                        10.87
          85                           9.25                        11.34


Other forms of annuities may be available.




No. 94ICB                                       Data page 11              (2/00)

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                               EQUITABLE ACCUMULATOR (QP - DEFINED CONTRIBUTION)

                                      DATA

PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------

OWNER:   Richard Roe As Trustee for the XYZ Qualified Plan

ANNUITANT:        John Doe                           Age: 61          Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6725

CERTIFICATE NUMBER:       00000

  ENDORSEMENTS ATTACHED: Minimum Income Benefit Endorsement
                         Endorsement Applicable to Qualified Plan Certificates Endorsement Applicable to Market Value Adjustment Terms Rider to Endorsement Applicable to Market Value
                           Adjustment Terms

  ISSUE DATE:                  January 8, 2001

  CONTRACT DATE:               January 8, 2001

ANNUITY COMMENCEMENT DATE:     March 20, 2025

  THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
  The Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday.

  However, any distribution option under this Certificate must meet any minimum distribution requirements under Section 401(a)(9) of the Code which apply after the "Required Beginning Date" which is April 1st following the calendar year which is generally the later of the year in which the Annuitant (i) attains age 70 1/2 or (ii) retires from service of the employer sponsoring the Plan.

GUARANTEED BENEFITS:   Combined Guaranteed Minimum Income Benefit
                       and Guaranteed Minimum Death Benefit (Annual
                       Ratchet to Age 80)

BENEFICIARY:      Richard Roe As Trustee for the XYZ Qualified Plan



No. 94ICB                                      Data page 1               (2/00)
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DATA PAGES (CONT'D)


PART B - -THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
------

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):     $25,000.00

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                   LOCATION (SEE SECTION 3.01)
------------------                                   ---------------------------
o  Alliance Common Stock Fund                            $25,000.00
o  Alliance High Yield Fund
o  Alliance Money Market Fund
o  Alliance Small Cap Growth Fund
o  Capital Guardian International Fund
o  Capital Guardian Research Fund
o  Capital Guardian U.S. Equity Fund
o  EQ Equity 500 Index Fund
o  EQ International Equity Index Fund
o  EQ Small Company Index Fund
o  EQ/Aggressive Stock Fund
o  EQ/Alliance Premier Growth Fund
o  EQ/Alliance Technology Fund
o  EQ/Evergreen Foundation Fund
o  EQ/Evergreen Fund
o  EQ/Janus Large Cap Growth Fund
o  EQ/Putnam Growth & Income Value Fund
o  EQ/Putnam International Equity Fund
o  EQ/Putnam Investors Growth Fund
o  FI Mid Cap Fund
o  FI Small/Mid Cap Value Fund
o  JP Morgan Core Bond Fund
o  Lazard Large Cap Value Fund
o  Lazard Small Cap Value Fund
o  Mercury Basic Value Equity Fund
o  Mercury World Strategy Fund
o  MFS Emerging Growth Companies Fund
o  MFS Growth with Income Fund
o  MFS Research Fund
o  Morgan Stanley Emerging Markets Equity Fund


No. 94ICB                                      Data page 2               (2/00)
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                                                 ALLOCATION (SEE SECTION 3.01)
                                                 -----------------------------

o GUARANTEE PERIODS (CLASS II)
  EXPIRATION DATE AND GUARANTEED RATE

  February 15, 2002
  February 15, 2003
  February 15, 2004
  February 15, 2005
  February 15, 2006
  February 15, 2007
  February 15, 2008
  February 15, 2009
  February 15, 2010
  February 15, 2011

                                                   ---------------------------
                                                    TOTAL:          $25,000.00

Investment Options shown are Investment Funds of our Separate Account No. 49 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Any amount held in an account for Special Dollar Cost Averaging becomes part of our general assets, which support the guarantees of this Certificate and other Certificates. We will credit the amount of each Contribution allocated to and remaining in an account for Special Dollar Cost Averaging with interest at the effective annual rate that was applicable to your program on the Transaction Date of the Contribution. We may set different rates for programs of different duration.

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

No. 94ICB (Rev 9/00)-SSDCA                               Data page 2a
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DATA PAGES (CONT'D)


AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Except as indicated below, your initial and any subsequent Contributions are allocated according to your instructions.

Special Dollar Cost Averaging - Under a Special Dollar Cost Averaging program, you allocate all or any portion of your Contribution to an interest bearing account for the program. We transfer a portion of each amount allocated to the account (including accrued interest) to the Investment Options according to your allocation instructions on a systematic monthly basis, such that all amounts are transferred out of the account by the end of the program. Transfers will be made on a first-in first-out (fifo) basis. Each program is for a six, twelve, or eighteen month period or such other period we may make available to you in the future. The minimum initial amount that you may allocate to the account for a Special Dollar Cost Averaging program is $2,000. The minimum subsequent contribution to an existing program is $250.00. Subsequent Contributions to an existing Special Dollar Cost Averaging program will not extend the expiration date of that program.

You may elect to participate in a Special Dollar Cost Averaging program at any time, but you may have only one program in effect at a time. At the expiration of a Special Dollar Cost Averaging program, you may start a new program.

CONTRIBUTION LIMITS (SEE SECTION 3.02): Initial Contribution minimum: $5,000. Subsequent Contribution minimum: $1,000. Subsequent Contributions can be made at any time up until the Annuitant attains age 76. We may refuse to accept any Contribution if the sum of all Contributions under all accumulation
Certificates with the same Annuitant would then total more than $1,500,000. We reserve the right to limit aggregate Contributions made after the first Contract Year to 150% of first year Contributions. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): You may not transfer Annuity Account Value into an account for Special Dollar Cost Averaging. Any request by you to transfer amounts out of an account for Special Dollar Cost Averaging, other than your regularly scheduled transfers to the Investment Options as part of a Special Dollar Cost Averaging program, will terminate that Special Dollar Cost Averaging program. Any amount remaining in the account for Special Dollar Cost Averaging after such a transfer will be transferred to your other Investment Options according to your then current allocation instructions.


No. 94ICB (Rev 9/00)-SSDCA                                    Data page 3
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ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal and any withdrawal charge will be taken; Minimum Distribution Withdrawals - Unless you specify otherwise, Minimum Distribution Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

Any withdrawal from an account for Special Dollar Cost Averaging will terminate that Special Dollar Cost Averaging program. Any amounts remaining in the account for Special Dollar Cost Averaging after such a withdrawal will be transferred to your other Investment Options according to your then current allocation instructions.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Minimum Distribution Withdrawals - May be elected in the year in which you attain age 70 1/2 or at a later date. Minimum Distribution Withdrawals will be made annually.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Minimum Distribution Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, on each Contract Date anniversary through the Annuitant's age 80, if the Annuity Account Value is greater than the current Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit is reset to equal the Annuity Account Value. The Guaranteed Minimum Death Benefit is also adjusted for any subsequent Contributions and withdrawals.

Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.

No. 94ICB (Rev 9/00)-SSDCA                              Data page 4

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DATA PAGES (CONT'D)

 NORMAL FORM OF ANNUITY (SEE SECTION 7.04):
The Normal Form of Annuity is Life Annuity 10 Year Period Certain or Joint and Survivor Life Annuity 10 Year Period Certain for annuitization ages up to age
79. For annuitization ages 80 and older, the following applies:

          Annuitization Age              Length of Period Certain
          -----------------              ------------------------
            80 through 81                             9
            82 through 83                             8
            84 through 86                             7
            87 through 89                             6
            90 through 92                             5
            93 through 95                             4

The maximum annuitization age varies by issue age and is shown on Data page 1.

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

GUARANTEED MINIMUM INCOME BENEFIT (SEE SECTION 7.08): If the Annuitant has converted the Certificate to a traditional IRA certificate, the Annuitant may apply the Annuity Account Value during the period of time indicated below to purchase a minimum amount of guaranteed lifetime income under either (i) our fixed Life Annuity payout option or (ii) our Income Manager (Life Annuity with a Period Certain) level payment payout annuity Certificate. Other options may be available at the time of exercise.

The Life Annuity payout option provides annuity payments while the Annuitant is living. Payments end with the last payment made before the Annuitant's death. Our fixed Joint and Survivor Life Annuity payout option is also available. Payments under the Joint and Survivor Life Annuity payout option end with the last payment made before the surviving Annuitant's death.

The Income Manager (Life Annuity with a Period Certain) level payment payout annuity Certificate provides payments during a period certain with payments continuing for life thereafter. The period certain is based on the Annuitant's age at the time the Income Manager (Life Annuity with a Period Certain) payout annuity is elected. The period certain is 10 years for ages 60 through 75; 9 years for age 76; 8 years for age 77; 7 years for ages 78 through 83; 6 years for age 84; and 5 years for age 85. The Income Manager (Life Annuity with a Period Certain) level payment payout annuity is also available on a joint and survivor basis. The following paragraphs describe the conditions for exercise of the Guaranteed Minimum Income Benefit.

No. 94ICB                               Data page 5             (rev 3/00 bB)
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DATA PAGES (CONT'N)

The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the 10th or later Contract Date anniversary under this Certificate. However, it may not be exercised later than the Annuitant's age 85.

On the Transaction Date that the Annuitant exercises the Guaranteed Minimum Income Benefit, the lifetime income that will be provided under the payout option selected will be the greater of (i) the Guaranteed Minimum Income Benefit, and (ii) the amount of income that would be provided by application of the Annuity Account Value as of the Transaction Date at our then current annuity purchase factors.

Guaranteed Minimum Income Benefit Benefit Base - The Guaranteed Minimum Income Benefit benefit base is equal to the initial Contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited each day with interest at an annual effective rate of 5% (3% for amounts in the Alliance Money Market Fund and the Guarantee Periods) through the Annuitant's age 80, and 0% thereafter. The Guaranteed Minimum Income Benefit benefit base interest applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be 5%. The Guaranteed Minimum Income Benefit benefit base is also adjusted for any subsequent Contributions and withdrawals. The Guaranteed Minimum Income Benefit benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that the Annuitant exercises the Guaranteed Minimum Income Benefit.

The Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are shown in the attached table.

The Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating the Guaranteed Minimum Income Benefit.

The current Guaranteed Minimum Income Benefit benefit base will be reduced on a dollar-for-dollar basis as long as the sum of the withdrawals in any Contract Year is 5% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit (described above). Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 5% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of each Contribution made to the extent that a withdrawal exceeds the Free Corridor Amount as discussed in Section 8.01 or, if the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

No. 94ICB                               Data page 6             (rev 3/00 bB)
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DATA PAGES (CONT'D)


                                     Current and Maximum
                                        Percentage of
            Contract Year               Contributions
            -------------            -------------------
                  1                           7.00%
                  2                           6.00%
                  3                           5.00%
                  4                           4.00%
                  5                           3.00%
                  6                           2.00%
                  7                           1.00%
             8 and later                      0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will be deducted from the Investment Options from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

Withdrawal charges will not apply to withdrawals of amounts applied to one of our individual retirement annuities or qualified plans under Section 5.02.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions. In any Contract Year when a Minimum Distribution Withdrawal is the only withdrawal taken, no withdrawal charge will apply.

Withdrawals in excess of the Free Corridor Amount or a Minimum Distribution Withdrawal when added to a Lump Sum Withdrawal previously taken in the same Contract Year, which exceeds the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.

NO WITHDRAWAL CHARGES WILL APPLY IN THESE EVENTS:

1. the Annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration;

2. you give us proof that the Annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician);


No. 94ICB                                      Data page 7               (2/00)
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DATA PAGES (CONT'D)


3. the Annuitant has been confined to a nursing home for more than 90 days as verified by a licensed physician. A nursing home for this purpose means one which is (i) approved by Medicare as a provider of skilled nursing care service, or (ii) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all the following:

   o its main function is to provide skilled, intermediate or custodial nursing care;
   o it provides continuous room and board to three or more persons;
   o it is supervised by a registered nurse or practical nurse;
   o it keeps daily medical records of each patient;
   o it controls and records all medications dispensed; and
   o its primary service is other than to provide housing for residents.

The withdrawal charge will apply with respect to a Contribution if the condition as described above existed at the time the Contribution was remitted or if the condition began within the 12 month period following remittance.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

         (a) Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Charge: For providing the Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit we will deduct annually on each Processing Date an amount equal to 0.30% of the Guaranteed Minimum Income Benefit benefit base (described above) in effect on such Processing Date. 0.30% is the maximum we will charge.

         (b) Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charges will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charges will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited


No. 94ICB                                    Data page 8               (2/00)
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DATA PAGES (CONT'D)

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
              Current and Maximum          Annual rate of 1.10% (equivalent to
                                           a daily rate of 0.003032%).

Administration Charge:
              Current and Maximum          Annual rate of 0.25%(equivalent to a
                                           daily rate of 0.000692%). We reserve
                                           the right to increase this charge to
                                           an annual rate of 0.35%.

Distribution Charge:
             Current and Maximum           Annual rate of 0.20% (equivalent to a
                                           daily rate of 0.000556%).


No. 94ICB                                     Data page 9               (2/00)
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DATA PAGES (CONT'D)


PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT
---- -    APPLICABLE TO MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).

ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If the Annuitant is age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on the attained age of the Annuitant (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.

No. 94ICBMVA                                   Data page 10              (2/00)

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DATA PAGES (CONT'D)


                       GUARANTEED MINIMUM INCOME BENEFIT
                       TABLE OF GUARANTEED MINIMUM ANNUITY
               PURCHASE FACTORS FOR A TRADITIONAL IRA CERTIFICATE
                         FOR INITIAL LEVEL ANNUAL INCOME
                               SINGLE LIFE - MALE


                                                PURCHASE FACTORS
                                   -------------------------------------
                                   LIFE ANNUITY WITH
            ELECTION AGE           A PERIOD CERTAIN         LIFE ANNUITY
            ------------           ----------------         ------------
                60                     4.93%                    5.15%
                61                     5.02                     5.26
                62                     5.11                     5.38
                63                     5.20                     5.51
                64                     5.30                     5.64
                65                     5.40                     5.79
                66                     5.50                     5.94
                67                     5.60                     6.10
                68                     5.71                     6.27
                69                     5.81                     6.45
                70                     5.91                     6.64
                71                     6.02                     6.84
                72                     6.12                     7.06
                73                     6.21                     7.28
                74                     6.31                     7.51
                75                     6.41                     7.76
                76                     6.69                     8.03
                77                     7.02                     8.31
                78                     7.38                     8.61
                79                     7.53                     8.93
                80                     7.67                     9.27
                81                     7.81                     9.64
                82                     7.94                    10.02
                83                     8.05                    10.43
                84                     8.60                    10.87
                85                     9.25                    11.34


Other forms of annuities may be available.



No. 94ICB                                    Data page 11          (rev 3/00 bB)

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[GRAPHIC OF WORD "SPECIMEN"]
                                    EQUITABLE ACCUMULATOR (QP - DEFINED BENEFIT)



                                      DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------


OWNER:            Richard Roe As Trustee for the XYZ Qualified Plan

ANNUITANT:        John Doe                            Age: 61          Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6725

CERTIFICATE NUMBER:       00000

         ENDORSEMENTS ATTACHED:    Minimum Income Benefit Endorsement
                                   Endorsement Applicable to Defined Benefit
                                   Qualified Plan Certificates
                                   Endorsement Applicable to Market Value
                                        Adjustment Terms
                                   Rider to Endorsement Applicable to Market
                                        Value Adjustment Terms

         ISSUE DATE:               January 8, 2001

         CONTRACT DATE:            January 8, 2001

ANNUITY COMMENCEMENT DATE:         March 20, 2025

         THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
         The Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday.

GUARANTEED BENEFITS:           Combined Guaranteed Minimum Income Benefit
                               and Guaranteed Minimum Death Benefit
                               (Annual Ratchet to Age 80)

BENEFICIARY:      Richard Roe As Trustee for the XYZ Qualified Plan



No. 94ICB                                 Data page 1                     (2/00)

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DATA PAGES (CONT'D)


PART B - -THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
------

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):       $25,000.00

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                 AlLOCATION (SEE SECTION 3.01)
------------------                                 -----------------------------
o  Alliance Common Stock Fund                           $25,000.00
o  Alliance High Yield Fund
o  Alliance Money Market Fund
o  Alliance Small Cap Growth Fund
o  Capital Guardian International Fund
o  Capital Guardian Research Fund
o  Capital Guardian U.S. Equity Fund
o  EQ Equity 500 Index Fund
o  EQ International Equity Index Fund
o  EQ Small Company Index Fund
o  EQ/Aggressive Stock Fund
o  EQ/Alliance Premier Growth Fund
o  EQ/Alliance Technology Fund
o  EQ/Evergreen Foundation Fund
o  EQ/Evergreen Fund
o  EQ/Janus Large Cap Growth Fund
o  EQ/Putnam Growth & Income Value Fund
o  EQ/Putnam International Equity Fund
o  EQ/Putnam Investors Growth Fund
o  FI Mid Cap Fund
o  FI Small/Mid Cap Value Fund
o  JP Morgan Core Bond Fund
o  Lazard Large Cap Value Fund
o  Lazard Small Cap Value Fund
o  Mercury Basic Value Equity Fund
o  Mercury World Strategy Fund
o  MFS Emerging Growth Companies Fund
o  MFS Growth with Income Fund
o  MFS Research Fund
o  Morgan Stanley Emerging Markets Equity Fund



No. 94ICB                                 Data page 2                     (2/00)
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DATA PAGES (CONT'D)



                                                   ALLOCATION (SEE SECTION 3.01)
                                                   -----------------------------

o  GUARANTEE PERIODS (CLASS II)
   EXPIRATION DATE AND GUARANTEED RATE

   February 15, 2002
   February 15, 2003
   February 15, 2004
   February 15, 2005
   February 15, 2006
   February 15, 2007
   February 15, 2008
   February 15, 2009
   February 15, 2010
   February 15, 2011

                                                      --------------------------
                                                      TOTAL:          $25,000.00

Investment Options shown are Investment Funds of our Separate Account No. 49 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Any amount held in an account for Special Dollar Cost Averaging becomes part of our general assets, which support the guarantees of this Certificate and other Certificates. We will credit the amount of each Contribution allocated to and remaining in an account for Special Dollar Cost Averaging with interest at the effective annual rate that was applicable to your program on the Transaction Date of the Contribution. We may set different rates for programs of different duration.

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.


No. 94ICB (Rev 9/00)-SSDCA                                        Data page 2a
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DATA PAGES (CONT'D)


AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Except as indicated below, your initial and any subsequent Contributions are allocated according to your instructions.

Special Dollar Cost Averaging - Under a Special Dollar Cost Averaging program, you allocate all or any portion of your Contribution to an interest bearing account for the program. We transfer a portion of each amount allocated to the account (including accrued interest) to the Investment Options according to your allocation instructions on a systematic monthly basis, such that all amounts are transferred out of the account by the end of the program. Transfers will be made on a first-in first-out (fifo) basis. Each program is for a six, twelve, or eighteen month period or such other period we may make available to you in the future. The minimum initial amount that you may allocate to the account for a Special Dollar Cost Averaging program is $2,000. The minimum subsequent contribution to an existing program is $250.00. Subsequent Contributions to an existing Special Dollar Cost Averaging program will not extend the expiration date of that program.

You may elect to participate in a Special Dollar Cost Averaging program at any time, but you may have only one program in effect at a time. At the expiration of a Special Dollar Cost Averaging program, you may start a new program.

CONTRIBUTION LIMITS (SEE SECTION 3.02): We will only accept transfers from a defined benefit plan or a change of investment vehicles in the plan. Initial Contribution minimum: $5,000. Subsequent Contribution minimum: $1,000. Subsequent Contributions can be made at any time up until the Annuitant attains age 76. We may refuse to accept any Contribution if the sum of all Contributions under all accumulation Certificates with the same Annuitant would then total more than $1,500,000. We reserve the right to limit aggregate Contributions made after the first Contract Year to 150% of first year Contributions. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): You may not transfer Annuity Account Value into an account for Special Dollar Cost Averaging. Any request by you to transfer amounts out of an account for Special Dollar Cost Averaging, other than your regularly scheduled transfers to the Investment Options as part of a Special Dollar Cost Averaging program, will terminate that Special Dollar Cost Averaging program. Any amount remaining in the account for Special Dollar Cost Averaging after such a transfer will be transferred to your other Investment Options according to your then current allocation instructions..


No. 94ICB (Rev 9/00)-SSDCA                                       Data page 3
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DATA PAGES (CONT'D)

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal and any withdrawal charge will be taken; Minimum Distribution Withdrawals - Unless you specify otherwise, Minimum Distribution Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

Any withdrawal from an account for Special Dollar Cost Averaging will terminate that Special Dollar Cost Averaging program. Any amounts remaining in the account for Special Dollar Cost Averaging after such a withdrawal will be transferred to your other Investment Options according to your then current allocation instructions.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Minimum Distribution Withdrawals - May be elected in the year in which you attain age 70 1/2 or at a later date. Minimum Distribution Withdrawals will be made annually.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Minimum Distribution Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, on each Contract Date anniversary through the Annuitant's age 80, if the Annuity Account Value is greater than the current Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit is reset to equal the Annuity Account Value. The Guaranteed Minimum Death Benefit is also adjusted for any subsequent Contributions and withdrawals.

Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.



No. 94ICB (Rev 9/00)-SSDCA                               Data page 4

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DATA PAGES (CONT'D)



NORMAL FORM OF ANNUITY (SEE SECTION 7.04): The Normal Form of Annuity is Life Annuity 10 Year Period Certain or Joint and Survivor Life Annuity 10 Year Period Certain for annuitization ages up to age 79. For annuitization ages 80 and older, the following applies:


                  Annuitization Age                     Length of Period Certain

                  -----------------                     ------------------------
                    80 through 81                                 9
                    82 through 83                                 8
                    84 through 86                                 7
                    87 through 89                                 6
                    90 through 92                                 5
                    93 through 95                                 4

The maximum annuitization age varies by issue age and is shown on Data page 1.

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

GUARANTEED MINIMUM INCOME BENEFIT (SEE SECTION 7.08): If the Annuitant has converted the Certificate to a traditional IRA certificate, the Annuitant may apply the Annuity Account Value during the period of time indicated below to purchase a minimum amount of guaranteed lifetime income under either (i) our fixed Life Annuity payout option or (ii) our Income Manager (Life Annuity with a Period Certain) level payment payout annuity Certificate. Other options may be available at the time of exercise.

The Life Annuity payout option provides annuity payments while the Annuitant is living. Payments end with the last payment made before the Annuitant's death. Our fixed Joint and Survivor Life Annuity payout option is also available. Payments under the Joint and Survivor Life Annuity payout option end with the last payment made before the surviving Annuitant's death.

The Income Manager (Life Annuity with a Period Certain) level payment payout annuity Certificate provides payments during a period certain with payments continuing for life thereafter. The period certain is based on the Annuitant's age at the time the Income Manager (Life Annuity with a Period Certain) payout annuity is elected. The period certain is 10 years for ages 60 through 75; 9 years for age 76; 8 years for age 77; 7 years for ages 78 through 83; 6 years for age 84; and 5 years for age 85. The Income Manager (Life Annuity with a Period Certain) level payment payout annuity is also available on a joint and survivor basis. The following paragraphs describe the conditions for exercise of the Guaranteed Minimum Income Benefit.


No. 94ICB                       Data page 5                      (rev 3/00 bB)
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DATA PAGES (CONT'D)


The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the 10th or later Contract Date anniversary under this Certificate. However, it may not be exercised later than the Annuitant's age 85.

On the Transaction Date that the Annuitant exercises the Guaranteed Minimum Income Benefit, the lifetime income that will be provided under the payout option selected will be the greater of (i) the Guaranteed Minimum Income Benefit, and (ii) the amount of income that would be provided by application of the Annuity Account Value as of the Transaction Date at our then current annuity purchase factors.

Guaranteed Minimum Income Benefit Benefit Base - The Guaranteed Minimum Income Benefit benefit base is equal to the initial Contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited each day with interest at an annual effective rate of 5% (3% for amounts in the Alliance Money Market Fund and the Guarantee Periods) through the Annuitant's age 80, and 0% thereafter. The Guaranteed Minimum Income Benefit benefit base interest applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be 5%. The Guaranteed Minimum Income Benefit benefit base is also adjusted for any subsequent Contributions and withdrawals. The Guaranteed Minimum Income Benefit benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that the Annuitant exercises the Guaranteed Minimum Income Benefit.

The Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are shown in the attached table.

The Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating the Guaranteed Minimum Income Benefit.

The current Guaranteed Minimum Income Benefit benefit base will be reduced on a dollar-for-dollar basis as long as the sum of the withdrawals in any Contract Year is 5% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit (described above). Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 5% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.


No. 94ICB                               Data page 6              (rev 3/00 bB)

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WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of each Contribution made to the extent that a withdrawal exceeds the Free Corridor Amount as discussed in Section 8.01 or, if the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.


                                                   Current and Maximum
                                                      Percentage of
                   Contract Year                     Contributions
                   -------------                     -------------
                          1                             7.00%
                          2                             6.00%
                          3                             5.00%
                          4                             4.00%
                          5                             3.00%
                          6                             2.00%
                          7                             1.00%
                     8 and later                        0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will be deducted from the Investment Options from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

Withdrawal charges will not apply to withdrawals of amounts applied to one of our individual retirement annuities or qualified plans under Section 5.02.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions. . In any Contract Year when a Minimum Distribution Withdrawal is the only withdrawal taken, no withdrawal charge will apply.

Withdrawals in excess of the Free Corridor Amount or a Minimum Distribution Withdrawal when added to a Lump Sum Withdrawal previously taken in the same Contract Year, which exceeds the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.

NO WITHDRAWAL CHARGES WILL APPLY IN THESE EVENTS:

1. the Annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration;

2. you give us proof that the Annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician);



No. 94ICB                       Data page 7                             (2/00)
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3.   the Annuitant has been confined to a nursing home for more than 90 days as verified by a licensed physician. A nursing home for this purpose means one which is (i) approved by Medicare as a provider of skilled nursing care service, or (ii) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all the following:

     o its main function is to provide skilled, intermediate or custodial nursing care;
     o it provides continuous room and board to three or more persons;
     o it is supervised by a registered nurse or practical nurse;
     o it keeps daily medical records of each patient;
     o it controls and records all medications dispensed; and
     o its primary service is other than to provide housing for residents.

The withdrawal charge will apply with respect to a Contribution if the condition as described above existed at the time the Contribution was remitted or if the condition began within the 12 month period following remittance.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

         (a) Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Charge: For providing the Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit we will deduct annually on each Processing Date an amount equal to 0.30% of the Guaranteed Minimum Income Benefit benefit base (described above) in effect on such Processing Date. 0.30% is the maximum we will charge.

         (b) Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charges will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charges will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

No. 94ICB                                    Data page 8                (2/00)
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DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
              Current and Maximum          Annual rate of 1.10% (equivalent to a
                                           daily rate of 0.003032%).

Administration Charge:
              Current and Maximum          Annual rate of 0.25%(equivalent to a
                                           daily rate of 0.000692%). We reserve
                                           the right to increase this charge to
                                           an annual rate of 0.35%.

Distribution Charge:
            Current and Maximum            Annual rate of 0.20% (equivalent to a
                                           daily rate of 0.000556%).


No. 94ICB                                Data page 9                    (2/00)
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PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO
------    MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).


ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If the Annuitant is age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on the attained age of the Annuitant (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.

No. 94ICBMVA                                 Data page 10              (2/00)

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                        GUARANTEED MINIMUM INCOME BENEFIT
                       TABLE OF GUARANTEED MINIMUM ANNUITY
               PURCHASE FACTORS FOR A TRADITIONAL IRA CERTIFICATE
                         FOR INITIAL LEVEL ANNUAL INCOME
                               SINGLE LIFE - MALE

                                                   PURCHASE FACTORS
                                      --------------------------------------
                                      LIFE ANNUITY WITH
            ELECTION AGE              A PERIOD CERTAIN          LIFE ANNUITY
            ------------              ----------------          ------------
                60                        4.93%                   5.15%
                61                        5.02                    5.26
                62                        5.11                    5.38
                63                        5.20                    5.51
                64                        5.30                    5.64
                65                        5.40                    5.79
                66                        5.50                    5.94
                67                        5.60                    6.10
                68                        5.71                    6.27
                69                        5.81                    6.45
                70                        5.91                    6.64
                71                        6.02                    6.84
                72                        6.12                    7.06
                73                        6.21                    7.28
                74                        6.31                    7.51
                75                        6.41                    7.76
                76                        6.69                    8.03
                77                        7.02                    8.31
                78                        7.38                    8.61
                79                        7.53                    8.93
                80                        7.67                    9.27
                81                        7.81                    9.64
                82                        7.94                   10.02
                83                        8.05                   10.43
                84                        8.60                   10.87
                85                        9.25                   11.34


Other forms of annuities may be available.


No. 94ICB                                Data page 11           (rev 3/00 bB)

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                                                       EQUITABLE ACCUMULATOR TSA

                                      DATA

PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------

OWNER:      John Doe

ANNUITANT:  John Doe                                  Age: 61          Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6727

CERTIFICATE NUMBER:           00000

ENDORSEMENTS ATTACHED:  Minimum Income Benefit Endorsement
                        Endorsement Applicable to TSA Certificates
                        Endorsement Applicable to Market Value Adjustment Terms Rider to Endorsement Applicable to Market Value Adjustment Terms

     ISSUE DATE:              January 8, 2001

     CONTRACT DATE:           January 8, 2001

ANNUITY COMMENCEMENT DATE:    March 20, 2025

     THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
     The Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday.

     However, if you choose a date later than age 70 1/2, distribution of at least the minimum payments required must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 (except as otherwise indicated in item 8 of the Endorsement Applicable to TSA Certificates).

GUARANTEED BENEFITS: Combined Guaranteed Minimum Income Benefit and Guaranteed
                     Minimum Death Benefit (Annual Ratchet to Age 80)

BENEFICIARY:      Jane Doe









No. 94ICB-TSA1(5/00)                                  Data page 1
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PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
------

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):  $25,000.00


INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                ALLOCATION (SEE SECTION 3.01)
------------------                                -----------------------------
o  Alliance Common Stock Fund                              $25,000.00
o  Alliance High Yield Fund
o  Alliance Money Market Fund
o  Alliance Small Cap Growth Fund
o  Capital Guardian International Fund
o  Capital Guardian Research Fund
o  Capital Guardian U.S. Equity Fund
o  EQ Equity 500 Index Fund
o  EQ International Equity Index Fund
o  EQ Small Company Index Fund
o  EQ/Aggressive Stock Fund
o  EQ/Alliance Premier Growth Fund
o  EQ/Alliance Technology Fund
o  EQ/Evergreen Foundation Fund
o  EQ/Evergreen Fund
o  EQ/Janus Large Cap Growth Fund
o  EQ/Putnam Growth & Income Value Fund
o  EQ/Putnam International Equity Fund
o  EQ/Putnam Investors Growth Fund
o  FI Mid Cap Fund
o  FI Small/Mid Cap Value Fund
o  JP Morgan Core Bond Fund
o  Lazard Large Cap Value Fund
o  Lazard Small Cap Value Fund
o  Mercury Basic Value Equity Fund
o  Mercury World Strategy Fund
o  MFS Emerging Growth Companies Fund
o  MFS Growth with Income Fund
o  MFS Research Fund
o  Morgan Stanley Emerging Markets Equity Fund







No. 94ICB-TSA1(5/00)                                  Data page 2
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                                                   ALLOCATION (SEE SECTION 3.01)
                                                   -----------------------------
o  GUARANTEE PERIODS (CLASS II)
   EXPIRATION DATE AND GUARANTEED RATE
   February 15, 2002
   February 15, 2003
   February 15, 2004
   February 15, 2005
   February 15, 2006
   February 15, 2007
   February 15, 2008
   February 15, 2009
   February 15, 2010
   February 15, 2011
                                                   -----------------------------
                                                   TOTAL:             $25,000.00


Investment Options shown are Investment Funds of our Separate Account No. 49 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Any amount held in an account for Special Dollar Cost Averaging becomes part of our general assets, which support the guarantees of this Certificate and other Certificates. We will credit the amount of each Contribution allocated to and remaining in an account for Special Dollar Cost Averaging with interest at the effective annual rate that was applicable to your program on the Transaction Date of the Contribution. We may set different rates for programs of different duration.

ANNUITY ACCOUNT VALUE (SEE SECTION 1.02): If a loan is outstanding, Annuity Account Value means the sum of the amounts in the Investment Options, plus any amount in the Loan Reserve Account.

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.



No. 94ICB (Rev 9/00)-SSDCA                            Data page 2A
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ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Your initial and any subsequent
Contributions are allocated according to your instructions.

Special Dollar Cost Averaging - Under a Special Dollar Cost Averaging program, you allocate all or any portion of your Contribution to an interest bearing account for the program. We transfer a portion of each amount allocated to the account (including accrued interest) to the Investment Options according to your allocation instructions on a systematic monthly basis, such that all amounts are transferred out of the account by the end of the program. Transfers will be made on a first-in first-out (fifo) basis. Each program is for a six, twelve, or eighteen month period or such other period we may make available to you in the future. The minimum initial amount that you may allocate to the account for a Special Dollar Cost Averaging program is $2,000. The minimum subsequent contribution to an existing program is $250.00. Subsequent Contributions to an existing Special Dollar Cost Averaging program will not extend the expiration date of that program.

You may elect to participate in a Special Dollar Cost Averaging program at any time, but you may have only one program in effect at a time. At the expiration of a Special Dollar Cost Averaging program, you may start a new program.

CONTRIBUTION LIMITS (SEE SECTION 3.02): The only Contributions we will accept are rollover and direct transfer Contributions described in the second sentence of item 5 in the Endorsement Applicable to TSA Certificates. We will not accept Contributions from employers. The second paragraph of item 5 in the Endorsement does not apply. Your initial Contribution must be at least $5,000. Subsequent rollover or direct transfer Contributions may be made in an amount of at least $1,000. Rollover and direct transfer Contributions may be made at any time until you attain age. However, any amount contributed after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer Contribution is made (see item 8 Required Minimum Distributions in Endorsement Applicable to TSA Certificates). We may refuse to accept any Contribution if the sum of all Contributions under all accumulation Certificates with the same Annuitant would then total more than $1,500,000. We reserve the right to limit aggregate Contributions made after the first Contract Year to 150% of first year Contributions. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable annuity accumulation certificates/contracts that you own would then total more than $2,500,000.




No. 94ICB (Rev 9/00)-SSDCA                            Data page 3
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TRANSFER RULES (SEE SECTION 4.02): You may not transfer Annuity Account Value into an account for Special Dollar Cost Averaging. Any request by you to transfer amounts out of an account for Special Dollar Cost Averaging, other than your regularly scheduled transfers to the Investment Options as part of a Special Dollar Cost Averaging program, will terminate that Special Dollar Cost Averaging program. Any amount remaining in the account for Special Dollar Cost Averaging after such a transfer will be transferred to your other Investment Options according to your then current allocation instructions.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal and any withdrawal charge will be taken; Minimum Distribution Withdrawals - Unless you specify otherwise, Minimum Distribution Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

Any withdrawal from an account for Special Dollar Cost Averaging will terminate that Special Dollar Cost Averaging program. Any amounts remaining in the account for Special Dollar Cost Averaging after such a withdrawal will be transferred to your other Investment Options according to your then current allocation instructions.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Minimum Distribution Withdrawals - May be elected in the year in which you attain age 70 1/2 or at a later date. Minimum Distribution Withdrawals will be made annually.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Minimum Distribution Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

If there is a loan outstanding, the amount withdrawn will be limited such that the Cash Value remaining after a withdrawal is equal to at least 10% of the outstanding loan amount.

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.





No.94ICB(Rev 9/00)-SSDCA                              Data page 4
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Guaranteed Minimum Death Benefit
Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, on each Contract Date anniversary through your age 80, if the Annuity Account Value is greater than the current Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit is reset to equal the Annuity Account Value. The Guaranteed Minimum Death Benefit is also adjusted for any subsequent Contributions and withdrawals. The Guaranteed Minimum Death Benefit will be reduced by any outstanding loan balance and accrued interest.

Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): The Normal Form of Annuity is Life Annuity 10 Year Period Certain or Joint and Survivor Life Annuity 10 Year Period Certain for annuitization ages up to age 79. For annuitization ages 80 and older, the following applies:

                  Annuitization Age             Length of Period Certain
                  -----------------             ------------------------
                    80 through 81                            9
                    82 through 83                            8
                    84 through 86                            7
                    87 through 89                            6
                    90 through 92                            5
                    93 through 95                            4

The maximum annuitization age varies by issue age and is shown on Data page 1.

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06):  6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

GUARANTEED MINIMUM INCOME BENEFIT (SEE SECTION 7.08): If the Annuitant has converted the Certificate to a traditional IRA certificate, the Annuitant may apply the Annuity Account Value during the period of time indicated below to purchase a minimum amount of guaranteed lifetime income under either (i) our fixed Life Annuity payout option or (ii) our Income Manager (Life Annuity with a Period Certain) level payment payout annuity Certificate. Other options may be available at the time of exercise.






No.94ICB-TSA1(5/00)                                   Data page 5  (rev 3/00 bB)
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The Life Annuity payout option provides annuity payments while the Annuitant is living. Payments end with the last payment made before the Annuitant's death. Our fixed Joint and Survivor Life Annuity payout option is also available. Payments under the Joint and Survivor Life Annuity payout option end with the last payment made before the surviving Annuitant's death.

The Income Manager (Life Annuity with a Period Certain) level payment payout annuity Certificate provides payments during a period certain with payments continuing for life thereafter. The period certain is based on the Annuitant's age at the time the Income Manager (Life Annuity with a Period Certain) payout annuity is elected. The period certain is 10 years for ages 60 through 75; 9 years for age 76; 8 years for age 77; 7 years for ages 78 through 83; 6 years for age 84; and 5 years for age 85. The Income Manager (Life Annuity with a Period Certain) level payment payout annuity is also available on a joint and survivor basis. The following paragraphs describe the conditions for exercise of the Guaranteed Minimum Income Benefit.

The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the 10th or later Contract Date anniversary under this Certificate. However, it may not be exercised later than the Annuitant's age 85.

On the Transaction Date that the Annuitant exercises the Guaranteed Minimum Income Benefit, the lifetime income that will be provided under the payout option selected will be the greater of (i) the Guaranteed Minimum Income Benefit, and (ii) the amount of income that would be provided by application of the Annuity Account Value as of the Transaction Date at our then current annuity purchase factors.

Guaranteed Minimum Income Benefit Benefit Base - The Guaranteed Minimum Income Benefit benefit base is equal to the initial Contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited each day with interest at an annual effective rate of 5% (3% for amounts in the Alliance Money Market Fund, the Guarantee Periods and the Loan Reserve Account) through the Annuitant's age 80, and 0% thereafter. The Guaranteed Minimum Income Benefit benefit base interest applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be 5%. The Guaranteed Minimum Income Benefit benefit base is also adjusted for any subsequent Contributions and withdrawals. The Guaranteed Minimum Income Benefit benefit base will also be reduced by any outstanding loan balance and withdrawal charge remaining on the Transaction Date that the Annuitant exercises the Guaranteed Minimum Income Benefit.

The Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are shown in the attached table.





No.94ICB-TSA1(5/00)                                   Data page 6  (rev 3/00 bB)
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DATA PAGES (CONT'D)

The Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating the Guaranteed Minimum Income Benefit.

The current Guaranteed Minimum Income Benefit benefit base will be reduced on a dollar-for-dollar basis as long as the sum of the withdrawals in any Contract Year is 5% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit (described above). Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 5% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of each Contribution made to the extent that (i) any withdrawals during a Contract Year exceed the Free Corridor Amount as discussed in Section
8.01 or, (ii) the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

                                                  Current and Maximum
                                                     Percentage of
              Contract Year                         Contributions
              -------------                       -------------------
                    1                                   7.00%
                    2                                   6.00%
                    3                                   5.00%
                    4                                   4.00%
                    5                                   3.00%
                    6                                   2.00%
                    7                                   1.00%
               8 and later                              0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will be deducted from the Investment Options from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions. In any Contract Year when a Minimum Distribution Withdrawal is the only withdrawal taken, no withdrawal charge will apply.





No.94ICB-TSA1(5/00)                                 Data page 7    (rev 3/00 bB)
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No. 94ICB-TSA1(5/00) Data page 8 Withdrawals in excess of the Free Corridor
Amount or a Minimum Distribution Withdrawal when added to a Lump Sum Withdrawal previously taken in the same Contract Year, which exceeds the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.

NO WITHDRAWAL CHARGES WILL APPLY IN THESE EVENTS:

1. the Annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration;

2. you give us proof that the Annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician);

3. the Annuitant has been confined to a nursing home for more than 90 days as verified by a licensed physician. A nursing home for this purpose means one which is (i) approved by Medicare as a provider of skilled nursing care service, or (ii) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U. S. Virgin Islands, or Guam) and meets all the following:

   o its main function is to provide skilled, intermediate or custodial nursing care;
   o it provides continuous room and board to three or more persons;
   o it is supervised by a registered nurse or practical nurse; o it keeps daily medical records of each patient; o it controls and records all medications dispensed; and
   o its primary service is other than to provide housing for residents.

The withdrawal charge will apply with respect to a Contribution if the condition as described above existed at the time the Contribution was remitted or if the condition began within the 12 month period following remittance.








No.94ICB-TSA1(5/00)                                   Data page 8
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DATA PAGES (CONT'D)


CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

(a) Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Charge: For providing the Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit we will deduct annually on each Processing Date an amount equal to 0.30% of the Guaranteed Minimum Income Benefit benefit base (described above) in effect on such Processing Date. 0.30% is the maximum we will charge.

(b) Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under
         Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charges will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charges will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
              Current and Maximum          Annual rate of 1.10% (equivalent to a
                                           daily rate of 0.003032%).

Administration Charge:
              Current and Maximum          Annual rate of 0.25% (equivalent to a
                                           daily rate of 0.000692%). We reserve
                                           the right to increase this charge to
                                           an annual rate of 0.35%.

Distribution Charge:
              Current and Maximum          Annual rate of 0.20% (equivalent to
                                           a daily rate of 0.000556%).












No.94ICB-TSA1(5/00)                                     Data page 9
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DATA PAGES (CONT'D)

PART C--THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).

ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If you are age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on your attained age (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.


No.94ICBMVA-TSA1(5/00)                                Data page 10
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DATA PAGES (CONT'D)

PART D -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO
------    TSA CERTIFICATES (TSA ENDORSEMENT).

LOAN RESERVE ACCOUNT (SEE ITEM 10(D) OF TSA ENDORSEMENT): On the Loan Effective Date, we will transfer to the Loan Reserve Account only an amount equal to the amount of the loan (instead of 110% of such amount, as described in the TSA Endorsement).

DEFAULT (SEE ITEM 10(G) OF TSA ENDORSEMENT): By each repayment date, if the amount of the loan payment is less than the amount due or the loan payment is not received at our Processing Office, pursuant to our rights described in the TSA Endorsement, we will treat the amount of the unpaid balance of the loan at that time, including interest due but not paid, as a deemed distribution for Federal income tax purposes.
















No.94ICB-TSA1                                         Data page 11
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DATA PAGES (CONT'D)




                        GUARANTEED MINIMUM INCOME BENEFIT
                       TABLE OF GUARANTEED MINIMUM ANNUITY
               PURCHASE FACTORS FOR A TRADITIONAL IRA CERTIFICATE
                         FOR INITIAL LEVEL ANNUAL INCOME
                               SINGLE LIFE - MALE



                                      PURCHASE FACTORS
                           ---------------------------------------
                           LIFE ANNUITY WITH
ELECTION AGE               A PERIOD CERTAIN           LIFE ANNUITY
------------               ----------------           ------------
    60                         4.93%                     5.15%
    61                         5.02                      5.26
    62                         5.11                      5.38
    63                         5.20                      5.51
    64                         5.30                      5.64
    65                         5.40                      5.79
    66                         5.50                      5.94
    67                         5.60                      6.10
    68                         5.71                      6.27
    69                         5.81                      6.45
    70                         5.91                      6.64
    71                         6.02                      6.84
    72                         6.12                      7.06
    73                         6.21                      7.28
    74                         6.31                      7.51
    75                         6.41                      7.76
    76                         6.69                      8.03
    77                         7.02                      8.31
    78                         7.38                      8.61
    79                         7.53                      8.93
    80                         7.67                      9.27
    81                         7.81                      9.64
    82                         7.94                     10.02
    83                         8.05                     10.43
    84                         8.60                     10.87
    85                         9.25                     11.34


Other forms of annuities may be available.







No.94ICB-TSA1                                     Data page 12   (rev 3/00 bB)